Page | 1 SEPARATION AGREEMENT This Separation Agreement and Release (“Agreement”) sets forth the agreement reached concerning the separation of Michael Salmon (“Employee”), from Torrid Merchandising, Inc. and its parent companies, subsidiaries and affiliates (collectively, the “Company”). WHEREAS, due to business reasons, the Company will be terminating Employee’s employment effective January 4, 2023 (“Separation Date”). NOW THEREFORE, in consideration of the mutual promises contained in this Agreement, Employee and the Company (collectively referred to as “the Parties”) hereby agree as follows: 1. Final Payments. a. Wages and Vacation: Regardless of whether Employee signs this Agreement, on Employee’s Separation Date, Employee will receive a final paycheck which will include payment for any unpaid final wages for time worked through and including the Separation Date and other benefits to which Employee is entitled by virtue of Employee’s service with the Company up to and including the Separation Date, including payment for accrued but unused vacation pay. b. Reimbursement for Business Expenses. Employee will be reimbursed for any outstanding approved business expenses that are submitted to the Company for reimbursement no later than three (3) weeks after Employer Separation Date in accordance with Company policy. However, Employee acknowledges Employee’s responsibility for the payment of personal expenses that remain on Employee’s corporate card, if any. c. Benefits. Employee’s benefits will terminate as of Employee” Separation Date except as set forth below. The Company’s Human Resources Department will send Employee information concerning any conversion rights Employee may have for medical and life insurance coverage, as well as information about other benefit plans consistent with any obligations imposed by the plans and/or required by law. 2. Consideration. In exchange for the release of claims and the promises set forth below, the Company will provide Employee with the following separation benefits which Employee acknowledges Employee is not otherwise entitled to receive upon the termination of Employee’s employment: a. In consideration for the execution by Employee of this Agreement, Company agrees to provide Employee 12 months of base pay in the gross amount of Five Hundred and Fifty Thousand Dollars and Zero Cents ($550,000.00) (“Separation Pay”), less applicable withholding and deductions. The Separation Pay will be paid on the Company’s regular DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A

Page | 2 payroll schedule in equal installments. The first Separation Payment shall be paid to Employee in the first regularly scheduled payroll period following execution of this Agreement and expiration of the seven (7) day revocation period, provided Employee has executed and not revoked this Agreement and is otherwise in compliance with this Agreement. b. The Company is not offering any tax advice to Employee regarding the Separation Pay or any amounts paid under this Agreement. Employee understands and agrees that upon Employee’s receipt of the payments described above Employee will have been fully compensated for any amounts owed under this Agreement. c. The Company also agrees to pay the premium to the third-party administrator for the maintenance of Employee’s health insurance under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) through January 31, 2024, or until Employee becomes re- insured under a different plan, whichever occurs first. Employee must immediately notify the Company of re-insurance under a different plan. Except as set forth in this Agreement, Employee acknowledges, represents, and warrants that (a) the Company owes Employee no other wages, commissions, bonuses, vacation pay or other compensation or payments of any nature, and has made no other representations and/or commitments to Employee not set forth in this Agreement, and (b) the Company will have no other financial obligation to Employee with regard to Employee’s employment or termination. 3. General Release. a. Employee agrees to release any and all claims that Employee has or may have against the Company arising out of Employee’s employment with the Company (including Employee’s termination of employment). Employee agrees that this release includes not only the Company, but also the Company’s parents, subsidiaries, divisions, affiliates, predecessors, successors, and assigns, and its past and present officers, directors, agents, employees, counsel and insurers (the “Released Parties”). Employee understands and agrees that this release includes any and all claims of every kind and nature, whether known or unknown, actual or contingent, asserted or unasserted, arising under common law, statutory law, or otherwise that Employee has, had, now has, or may have against the Released Parties occurring up through the date Employee sign this Agreement, including, without limitation, claims arising pursuant to the Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the Employee Retirement Income Security Act of 1974, Worker Adjustment and Retraining Notification (WARN) Act; the Sarbanes-Oxley Act, or any other federal, state or local statute, ordinance, or regulation regarding employment, termination of employment, or discrimination in employment as such acts may have been amended. Employee understands and agrees that the only claims that are exempt from this release are claims the law does not allow Employee to waive by signing this Agreement. For the purpose of implementing a full and complete release, Employee expressly acknowledges that the releases given in this Agreement are intended to include, without limitation, claims that Employee did not know or DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A

Page | 3 suspect to exist in Employee’s favor at the time of the date of Employee’s execution of this Agreement, regardless of whether the knowledge of such claims, or the facts upon with which they might be based, would have materially affected Employee’s decision to sign this Agreement, and that the consideration provided under this Agreement was also for the release of those claims and contemplates the extinguishment of any such unknown claims. b. This release also includes all claims arising under, relating to, or in any way involving the California Fair Employment and Housing Act ("FEHA"), California Constitution, the California Labor Code, and any corresponding regulations, and any claims arising out of the California Business & Professions Code, and any other alleged violation of any federal, state or local law, ordinance, and/or public policy, contract or tort or common-law having any bearing whatsoever on the terms and conditions and/or cessation of Employee’s employment with the Company which Employee ever had, now has, or shall have from the beginning of world to the date of this Separation Agreement. 4. WAIVER OF CIVIL CODE SECTION 1542 Employee hereby expressly waives and relinquishes all rights and benefits under California Civil Code § 1542 to the fullest extent that Employee may lawfully waive such rights. Section 1542 of the Civil Code of California provides as follows: A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party. 5. Non-Disparagement. Employee agrees that Employee will not make any oral or written statement that disparages the Company or Released Parties, or is likely to be harmful to them or their business, business reputation or personal reputation; provided that Employee may respond accurately and fully to any question, inquiry or request for information when required by legal process. The Parties acknowledge that this provision is to the mutual benefit of both parties and is not intended to prohibit truthful statements or disclosures about alleged unlawful employment practices. Nothing in this agreement prevents Employee from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Employee has reason to believe is unlawful. 6. Neutral Reference. Employment references are provided by a third party and shall only include dates of employment and last position held in response to any business inquiry Employee authorizes. Employee agrees and acknowledges that the Company is not responsible for any references or information provided in response to inquiries to any other individual. 7. Restrictive Covenants. Employee agrees and acknowledges that Employee continues to be bound by any confidentiality, non-solicitation, and assignment of invention provisions or agreements that Employee has signed with the Company either prior to or during Employee’s employment (collectively, “Restrictive Covenant Agreements”), and this Agreement incorporates all such agreements by reference. 8. Confidentiality. DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A

Page | 4 a. Confidential Information: Employee acknowledges that during Employee’ employment Employee has learned Confidential Information relating to the business conducted and to be conducted by the Company and Employee agrees not to disclose such information to a new employer or to any other person, and Employee agrees to abide by the terms of the Proprietary Information and Inventions Agreement Employee signed electronically with the new hire paperwork on June 6, 2018. Employee agrees that Employee will not at any time after Employee’s employment disclose or use or authorize any third party to disclose or use any such Confidential Information, without prior written approval of the Company. As used in this Agreement, “Confidential Information” means all information belonging to the Company or provided to the Company by a customer that is not known generally to the public or the Company’s competitors and includes all trade secrets, client lists and information related to client files, know-how, show-how, technical, operating, financial, and other business information and materials. Confidential Information shall not include any general know-how or skills that Employee possess whether obtained through Employee’s employment at the Company or elsewhere. Confidential Information also does not include information that (i) is publicly known or becomes publicly known through no fault of Employee’s, or (ii) is generally or readily obtainable by the public. Employee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. By signing this Agreement, Employee represents and warrants that Employee has not disclosed any Confidential Information to a third party, or sent/downloaded any Confidential Information to Employee’s personal email account(s), personal computer(s), personal mobile device(s), and/or external and removable hard or thumb drives. b. Confidentiality of Agreement. Employee further understands and agrees that this Agreement and the matters discussed in negotiating the terms of this Agreement, are entirely confidential. It is therefore expressly understood and agreed by Employee that Employee will not reveal, discuss, publish, or in any way communicate any of the terms of this Agreement, and the matters discussed in negotiating the terms of this Agreement to any person, organization or other entity, except to Employee’s immediate family members and professional representatives, if any, as needed, who shall also be informed of and bound by this confidentiality clause; but in no event should Employee discuss this Agreement or its terms with any current or prospective employee of the Company. Should any of the aforementioned disclose the subject matter of this provision, then Employee will be responsible for their disclosure. Employee represents and warrants that, prior to signing this Agreement, Employee has not made any disclosures that would have been prohibited by this Agreement had they been made after the full execution of this Agreement. However, Employee understands that nothing in this Agreement precludes Employee from disclosing factual information (other than the amount of any settlement) related to any claim against Released Parties of harassment or discrimination or any other conduct Employee has reason to believe to be unlawful, or from disclosing DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A

Page | 5 factual information related to an administrative claim or civil action concerning sexual assault, sexual harassment, workplace harassment or discrimination, failure to prevent an act of workplace harassment or discrimination, or an act of retaliation against a person for reporting or opposing harassment or discrimination that was filed in a civil or administrative action. c. In the event that Employee believes that he is legally obligated by statutory or regulatory requirements (including compulsory legal process), to make such disclosures, Employee will contact the Company’s Chief Human Resources Officer and Chief Legal Officer, Bridgett Zeterberg within 24 hours of receiving notice that Employee is so obligated. 9. Non-Solicitation. On behalf of himself or on behalf of any entity or person, Employee agrees not to, directly or in directly, solicit or encourage any Company employee to leave the Company. This section will expire two (2) years after Employee executes this agreement. 10. Return of Company Materials. No later than the Separation Date or as soon as possible thereafter, Employee represents that Employee has returned or will return to the Company, and has not retained in any form or format, all Company documents and other Company property containing Confidential Information that Employee had in Employee’s possession at any time. 11. Consideration of Medicare’s Interests. Employee affirms, covenants, and warrants he has made no claim for illness or injury against, nor is he aware of any facts supporting any claim against, the released parties under which the released parties could be liable for medical expenses incurred by the Employee before or after the execution of this agreement. Furthermore, Employee is aware of no medical expenses which Medicare has paid and for which the released parties are or could be liable now or in the future. Employee agrees and affirms that, to the best of his knowledge, no liens of any governmental entities, including those for Medicare conditional payments, exist. Employee will indemnify, defend, and hold the released parties harmless from Medicare claims, liens, damages, conditional payments, and rights to payment, if any, including attorneys' fees, and Employee further agrees to waive any and all future private causes of action for damages pursuant to 42 U.S.C. § 1395y(b)(3)(A) et seq. 12. Notification of Rights. a. This Agreement is intended to comply with the Older Workers Benefit Protection Act (“OWBPA”) with regard to Employee’s waiver of rights under the Age Discrimination in Employment Act of 1967 (“ADEA”). b. Employee acknowledges and agrees that: i. Employee has read and understand this Agreement in its entirety, including the release of ADEA claims. ii. Employee was informed that Employee may consult with an attorney, at Employee’s expense. DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A

Page | 6 iii. Employee will have 21 days to review (including consulting an attorney) and sign this Agreement and return it via email it to bzeterberg@torrid.com. Employee may use as much or as little of this 21-day period prior to signing; however, Employee may not sign until after Employee’s Separation Date. Pursuant to 29 C.F.R. §16.22(e)(4), the Parties agree that any modifications to this Agreement, whether material or immaterial, will not restart the 21-day consideration period. iv. If Employee signs this Agreement, Employee has done so knowingly, willingly and voluntarily and under no compulsion or duress, in exchange for the separation benefits provided herein. v. The Agreement provides consideration in addition to anything of value to which Employee may be entitled independent of the Agreement. vi. This Agreement is not intended to be a waiver of claims, including claims under the ADEA, arising after the date Employee execute this Agreement. c. Employee has seven (7) days to revoke this Agreement in writing by emailing bzeterberg@torrid.com no later than the close of business on the 7th day after Employee signs. If Employee revokes this Agreement as provided in this Section, it shall be null and void and Employee will not be entitled to any of the consideration from the Company described above. If Employee does not revoke this Agreement within seven (7) days of executing it, this Agreement shall become enforceable on the 8th day after execution of this Agreement (the “Effective Date”). 13. Waiver. Neither party shall, by mere lapse of time, without giving notice or taking other action hereunder, be deemed to have waived any breach by the other party of any of the provisions of this Agreement. Further, the waiver by either party of a particular breach of this Agreement by the other shall neither be construed as, nor constitute, a continuing waiver of such breach or of other breaches of the same or any other provision of this Agreement. 14. Severability. If any of the provisions, terms or clauses of this Agreement are declared illegal, unenforceable, or ineffective, those provisions, terms and clauses shall be deemed severable, and all other provisions, terms and clauses of this Agreement shall remain valid and binding upon both parties. 15. Governing Law and Venue. This Agreement will be governed and enforced in accordance with the laws of the State of California, without regard to its conflict of laws principles. 16. Entire Agreement. This Agreement, including the Restrictive Covenants Agreements incorporated by reference, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral. However, nothing in this Agreement is intended to nullify any benefits already vested pursuant to the DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A

Page | 7 Company’s Deferred Compensation Plan. This Agreement may not be altered or amended except by a written document signed by Employee and an authorized representative of the Company. 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together constitute but one and the same agreement. Employee has the right to consult with an attorney and has been advised by the Company to do so before signing this Agreement, and this paragraph constitutes such advice in writing. IN WITNESS WHEREOF, the undersigned have executed this Agreement freely and voluntarily with the intention of being legally bound by it. MICHAEL SALMON Signature: _________________________________ Print Name: _________________________________ Date: ______________ _________________________________ TORRID MERCHANDISING, INC. Signature: ____________________________________ Title: _______________________________ Date: _______________ ____________________________________ DocuSign Envelope ID: A221BD7B-848F-4F1E-89D2-924F6B1E3B7A Michael Salmon 1/5/2023 CEO 1/5/2023